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                                                                  EXHIBIT 24


                             POWER OF ATTORNEY
                    (Registration Statement on Form S-3)


          The undersigned, an officer and/or director of SEQUENT COMPUTER SYSTEMS, INC. (the "Company"), constitutes and appoints KARL C. POWELL, JR., JOHN McADAM and ROBERT S. GREGG, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration under the Act of shares of Common Stock of the Company issuable in connection with the acquisition of Open Tool International B.V., including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  October 2, 1995



                                            KARL C. POWELL, JR.
                                            -----------------------------------


                                            DAVID R. HATHAWAY
                                            -----------------------------------


                                            ROBERT C. MATHIS
                                            -----------------------------------


                                            MICHAEL S. SCOTT MORTON
                                            -----------------------------------


                                            ROBERT W. WILMOT
                                            -----------------------------------